British Columbia [Logo]

British Columbia
Ministry of Finance       Mailing Address               Location:
Corporate and Personal    PO Box 9431 Stn Prov Govt     2/F - 940 Blanshard St
Property Registries       Victoria BC V8W 9V3           Victoria BC
www.corporateonline.gov.bc.ca                           250-356-8626


                             Notice of Alteration
                                   Form 11
                     BUSINESS CORPORATIONS ACT SECTION 257
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|Filed Date and Time: October 28, 2004 02:54 PM. Pacific Time                 |
|                                                                             |
|Alteration Date and Time: Notice of Articles Altered on October 28,          |
|                          2004 02:54 PM Pacific Time                         |
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                               NOTICE OF ALTERATION

Incorporation Number:              Name of Company:
BC0403911                          DYNAMOTIVE ENERGY SYSTEMS CORPORATION
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ALTERATION EFFECTIVE DATE:
The alteration is to take effect at the time that this application is filed with the Registrar.


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AUTHORIZED SHARE STRUCTURE
1. No Maximum            Common Shares                Without Par Value



                                                      Without Special Rights
                                                      or Restrictions
                                                      attached
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2. No Maximum            Class "A" Preferred Shares   With a Par Value of 5.00
                                                      Canadian Dollar(s) each

                                                      With Special Rights or
                                                      Restrictions attached

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                                                          BC0403911 Page:1 of 2

British Columbia [Logo]

British Columbia
Ministry of Finance                               NOTICE OF ALTERATION
Corporate and Personal                            FORM 11 - BC COMPANY
Property Registries                   Section 257 (4) Business Corporations Act
www.fin.gov.bc.calregistries

Telephone: 250 356 - 8626

DO NOT MAIL THIS FORM to the Corporate and Personal
Property Registries unless you are instructed to do so by registry staff. The Regulation under the Business
Corporations Act requires this form to be filed on the Internet at www.corporateonline.gov.bc.ca

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Freedom of Information and Protection of Privacy Act (FIPPA)
The personal information requested on this form is made available to the Public under the authority of the Business Corporations Act. Questions about how the FIPPA applies to this personal information can be directed to the Administrative Assistant of the Corporate and Personal Property Registries at 250 356-1198, PO Box 9431 Stn Prov Govt, Victoria BC V8W 9V3.

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A.INCORPORATION NUMBER OF COMPANY
  403911
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B.NAME OF COMPANY
  DYNAMOTIVE ENERGY SYSTEMS CORPORATION
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C:ALTERATIONS TO THE NOTICE OF ARTICLES

Please indicate what information on the Notice of Articles is to be altered or added

[ ] Company name                       [ ] Date of a Resolution or Court Order
                                       (applies to special rights or
                                        restrictions only)

[ ] A translation of company name

[ ] Pre-existing Company Provisions     [ ] Authorized Share Structure
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D. ALTERATION EFFECTIVE DATE - Choose one of the following:

[ ] The alteration is to take effect at the time that this notice is filed with the registrar.

[ ] The alteration is to take effect at 12:01 a.m. Pacific Time on being a date that is not more than ten days after the date of the filing of this notice.

[ ] The alteration is to take effect at                   [ ]a.m. or [ ]p.m.
Pacific Time on being a date and time that is not more than ten days after the date of the filing of this notice.

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E. CHANGE OF COMPANY NAME
The company is to change its name from ---------------------------- to (choose one of the following)

[ ]                                                         This name
   -------------------------------------------------------
    has been reserved for the company under name reservation number

[ ] a name created by adding "B.C. Ltd." after the incorporation number of the company.

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F. TRANSLATION OF COMPANY NAME

Set out every new translation of the company name, or set out any change or deletion of an existing translation of the company name to be used outside of Canada.

Additions: Set out every new translation of the company name that the company intends to use outside of Canada.

Rev 2004/7127
FORM 11 - Leitch Systems Design Inc. -Approved September 3, 2004
Adapted and reprinted with permission of the Province of British Columbia -
2004                                                                     Page 1
                             2004-10-26 A08:34

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Changes:   Change the following translation(s) of the company name:

PREVIOUS TRANSLATION OF THE COMPANY        | NEW TRANSLATION OF THE COMPANY
NAME                                       | NAME
                                           |
-------------------------------------------|-----------------------------------
                                           |
-------------------------------------------|-----------------------------------
                                           |
-------------------------------------------|-----------------------------------
                                           |
-------------------------------------------|-----------------------------------

Deletions: Remove the following translation(s) of the company name:


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G. PRE-EXISTING COMPANY PROVISIONS (refer to Part 17 and Table 3 of the
Regulation under the Business Corporations Act)

Complete this item only if the company has resolved that none of the Pre-existing Company Provisions are to apply to this company.

[ ] The company has resolved that the Pre-existing Company Provisions are no longer to apply to this company.

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H. AUTHORIZED SHARE STRUCTURE
Set out the date of each resolution or court order altering special rights or restrictions attached to a class or series of shares.

    YYYY / MM / DD
    ---------------

Set out the new authorized share structure
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                Maximum number       Kind of shares of this       Are there
                of shares of this    class or series of          special rights
                class or series of   shares                           or
                shares that the                                    restrictions
                company is                                         attached to
                authorized to                                     the shares of
                issue, or indicate                                this class or
                there is no                                      series shares?
                maximum number
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Identifying     Maximum number       Par value or     Type of         YES/NO
name of class   of shares            without par      currency
or series of    authorized or        value
shares          no maximum
                number
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Common          Unlimited            Without             n/a             No
Class "A'       Unlimited            $5.00               CAD             Yes
Preferred
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I. Certified Correct - I have read this form and found it to be correct.

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Name of authorized signing | Signature of authorized signing   |Date signed
authority for the company  | authority for the company         |YYYY/MM/DD
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                           |                                   |
                           |                                   |
                           |                                   |
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Rev. 2004/7/27
FORM 11 - Leitch Systems Design Inc - Approved September 3, 2004
Adapted and reprinted with permission of the Province of British Columbia-2004
                                                                         Page 2